UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                            reported): March 4, 2004

                          HOLLINGER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                         1-14164                 95-3518892
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
       incorporation)                                        Identification No.)

                       401 North Wabash Avenue, Suite 740
                                Chicago, IL 60611
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (312) 321-2299
                         (Registrant's telephone number,
                              including area code)



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               ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.


         On March 4, 2004, Vice Chancellor Leo E. Strine, Jr. entered the final Order and Judgment (the "Order") of the Delaware Chancery Court in the recently concluded trial involving Hollinger International Inc. (the "Company"), Conrad
M. Black and Hollinger Inc. A copy of the Order is filed as Exhibit 99.1 to this filing. The Company issued a statement on the Order on March 4, 2004, a copy of which is filed as Exhibit 99.2 to this filing.

                                ITEM 7. EXHIBITS

The exhibits filed with this report are as follows:

Exhibit 99.1 Order and Judgment of the Delaware Chancery Court dated March 4, 2004.

Exhibit 99.2      Press Release dated March 4, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      HOLLINGER INTERNATIONAL INC.
                                      (Registrant)

Date: March 4, 2004                   By:  /s/  Gordon A. Paris
                                           -------------------------------------
                                           Gordon A. Paris
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX


         EXHIBIT NUMBER           DESCRIPTION
         --------------           -----------

         99.1 Order and Judgment of the Delaware Chancery Court dated March 4, 2004.

         99.2                     Press Release dated March 4, 2004.